7150\39\726561.3

HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT

THIS HAZARDOUS SUBSTANCES INDEMNITY AGREEMENT (this “Agreement”), made jointly and severally by HRMED, LLC, a Colorado limited liability company (“Borrower”), whose address is c/o Gibbons-White Incorporated, 2305 Canyon Boulevard, Suite 200, Boulder, Colorado 80302, and by WILLIAM SCOTT REICHENBERG and NEIL LITTMANN, (collectively “Guarantor”), whose addresses are c/o Gibbons-White Incorporated, 2305 Canyon Blvd., Suite 200, Boulder, Colorado 80302 (for William Scott Reichenberg) and c/o The Colorado Group, 3434 47th Street, Suite 220, Boulder, Colorado 80301 (for Neil Littman) (Borrower and Guarantor sometimes being referred to herein collectively as “Indemnitors" and individually as “Indenmitor”), in favor of COLUMN FINANCIAL, INC., a Delaware corporation (“Lender”), whose address is 11 Madison Avenue, 5th Floor, New York, New York 10010, Attn: Edmund Taylor.

WITNESSETH:

WHEREAS, Lender has extended to Borrower a loan (the “Loan”) in the principal amount of FOUR MILLION NINE HUNDRED SIXTY-EIGHT THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($4,968,750.00); and

WHEREAS, the Loan is evidenced by a Promissory Note (the “Note”) dated of even date herewith, executed by Borrower and payable to the order of Lender, in the stated principal amount of FOUR MILLION NINE HUNDRED SIXTY-EIGHT THOUSAND SEVEN HUNDRED FIFTY AND NO/100 DOLLARS ($4,968,750.00), and is secured by a Deed of Trust and Security Agreement (the “Deed of Trust”) dated of even date herewith, from Borrower, as grantor, to the Public Trustee in and for Douglas County, Colorado for the benefit of Lender, as beneficiary, encumbering that certain real property situated in the County of Douglas, State of Colorado, as is more particularly described on Exhibit A attached hereto and incorporated herein by this reference, together with the buildings, structures and other improvements now or hereafter located thereon (said real property, buildings, structures and other improvements being hereinafter collectively referred to as the “Property”), and by other documents and instruments (the Note, the Deed of Trust and such other documents and instruments, as the same may from time to time be amended, consolidated, renewed or replaced, being collectively referred to herein as the “Loan Documents”); and

WHEREAS, as a condition to making the Loan, Lender has required that Indemnitors indemnify Lender with respect to hazardous wastes on, in, under or affecting the Property as herein set forth.

NOW, THEREFORE, to induce Lender to extend the Loan to Borrower and in consideration of the foregoing premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Indemnitors hereby covenant and agree for the benefit of Lender, as follows:

(1) INDEMNITY. INDEMNITOR COVENANTS AND AGREES, AT INDEMNITOR’S SOLE COST AND EXPENSE, TO INDEMNIFY, DEFEND (AT TRIAL AND APPELLATE LEVELS, AND WITH ATTORNEYS, CONSULTANTS AND EXPERTS ACCEPTABLE TO LENDER), AND HOLD LENDER HARMLESS FROM AND AGAINST ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS AND EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS’, CONSULTANTS’ AND EXPERTS’ FEES AND DISBURSEMENTS ACTUALLY INCURRED IN INVESTIGATING, DEFENDING, SETTLING OR PROSECUTING ANY CLAIM, LITIGATION OR PROCEEDING) (COLLECTIVELY “COSTS”) WHICH MAY AT ANY TIME BE IMPOSED UPON, INCURRED BY OR ASSERTED OR AWARDED AGAINST LENDER OR THE PROPERTY, AND ARISING DIRECTLY OR INDIRECTLY FROM OR OUT OF: (i) HAZARDOUS SUBSTANCES (AS DEFINED IN THE SECURITY INSTRUMENT) ON, IN, UNDER, AFFECTING OR THREATENING TO AFFECT ALL OR ANY PORTION OF THE PROPERTY OR, IF RELEASED AT, ON, UNDER OR FROM THE PROPERTY, ANY SURROUNDING AREAS, REGARDLESS OF WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF INDEMNITOR;

(ii) THE VIOLATION OF ANY ENVIRONMENTAL LAWS (AS DEFINED IN THE SECURITY INSTRUMENT) RELATING TO OR AFFECTING THE PROPERTY, WHETHER OR NOT CAUSED BY OR WITHIN THE CONTROL OF INDEMNITOR;

(iii) THE FAILURE BY INDEMNITORS TO COMPLY FULLY WITH THE TERMS AND CONDITIONS OF THIS AGREEMENT; (iv) THE BREACH OF ANY REPRESENTATION OR WARRANTY CONTAINED IN THIS AGREEMENT; OR (v) THE ENFORCEMENT OF THIS AGREEMENT, INCLUDING, WITHOUT LIMITATION, THE REASONABLE COST OF ASSESSMENT, CONTAINMENT AND/OR REMOVAL OF ANY AND ALL HAZARDOUS SUBSTANCES ON AND/OR FROM ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS, THE REASONABLE COST OF ANY ACTIONS TAKEN IN RESPONSE TO THE PRESENCE, RELEASE OR THREAT OF RELEASE OF ANY HAZARDOUS SUBSTANCES ON, IN, UNDER OR AFFECTING ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS TO PREVENT OR MINIMIZE SUCH RELEASE OR THREAT OF RELEASE SO THAT IT DOES NOT MIGRATE OR OTHERWISE CAUSE OR THREATEN DANGER TO PRESENT OR FUTURE PUBLIC HEALTH, SAFETY, WELFARE OR THE ENVIRONMENT, AND REASONABLE COSTS INCURRED TO COMPLY WITH THE ENVIRONMENTAL LAWS IN CONNECTION WITH ALL OR ANY PORTION OF THE PROPERTY OR ANY SURROUNDING AREAS. AS USED HEREIN, THE TERM “RELEASE” SHALL INCLUDE, WITHOUT LIMIT, 770N,, ANY INTENTIONAL OR UNINTENTIONAL PLACING, SPILLING, BREAKING, PUMPING, POURING EMITTING, EMPTYING, DISCHARGING, INJECTING, ESCAPING, LEACHING, DISPOSING, DISCARCHING OR ABANDONING OF ANY HAZARDOUS S OTHER THAN IN THE NORMAL COURSE OF BUSINESS OR ACTIVITIES OF BORROWER OR BORROWER’S AGENTS, EMPLOYEES OR CONTRACTORS, OR ITS TENANTS, AND IN COMPLIANCE WITH ALL ENVIRONMENTAL LAWS. “COSTS” AS USED IN THIS AGREEMENT SHALL ALSO INCLUDE ANY DIMINUTION IN THE VALUE OF THE SECURITY AFFORDED BY THE PROPERTY OR ANY FUTURE REDUCTION OF THE SALES PRICE OF THE PROPERTY BY REASON OF ANY MATTER SET FORTH IN THIS SECTION 1, AND ANY AND ALL LIENS, DAMAGES, LOSSES, LIABILITIES, OBLIGATIONS, SETTLEMENT PAYMENTS, PENALTIES, ASSESSMENTS, CITATIONS, DIRECTIVES, CLAIMS, LITIGATION, DEMANDS, DEFENSES, JUDGMENTS, SUITS, PROCEEDINGS, COSTS, DISBURSEMENTS OR EXPENSES OF ANY KIND OR OF ANY NATURE WHATSOEVER ARISING OUT OF OR RELATING TO INJURY OR DEATH DUE TO EXPOSURE FROM HAZARDOUS SUBSTANCES THAT ARE PRESENT OR RELEASED AT, ON, UNDER OR FROM THE PROPERTY. LENDER’S RIGHTS UNDER THIS SECTION SHALL SURVIVE PAYMENT IN FULL OF THE INDEBTEDNESS SECURED BY THE SECURITY INSTRUMENT (BUT ONLY AS TO ACTS OR OMISSIONS OCCURRING PRIOR TO SUCH PAYMENT) AND SHALL BE IN ADDITION TO ALL OTHER RIGHTS OF LENDER UNDER THIS AGREEMENT, THE SECURITY INSTRUMENT, THE NOTE AND THE OTHER LOAN DOCUMENTS.

THE FOREGOING INDEMNITY SHALL SPECIFICALLY NOT INCLUDE ANY SUCH COSTS RELATING TO HAZARDOUS SUBSTANCES WHICH ARE INITIALLY PLACED ON, IN OR UNDER THE PROPERTY AFTER FORECLOSURE OR OTHER TAKING OF TITLE TO THE PROPERTY BY LENDER, AND THIS INDEMNITY SHALL NOT BE APPLICABLE TO SUCH ITEMS ARISING SOLELY FROM THE GROSS NEGLIGENCE AND WILLFUL MISCONDUCT OF LENDER.

(2) Representations Regarding Hazardous Substances. Indemnitors hereby represent and warrant to and covenant and agree with Lender, to the best of Indemnitor’s present, actual knowledge, based solely on the Phase I Environmental Report prepared by ABCO Engineering Corp., and dated September 25, 2002 as follows:

(a) The Property is in full compliance with all Environmental Laws;

(b) No Hazardous Substances are located on or have been handled,

manufactured, generated, stored, processed, transported to or from, or disposed of on or subjected to Release or discharged from the Property (including the soil and groundwater beneath the Property), except for those substances used by Borrower or the tenants of the Property in the ordinary course of their business and in compliance with all Environmental Laws;

(c) The Property is not subject to any private or governmental lien or judicial,

administrative or other notice or action relating to Hazardous Substances or noncompliance with Environmental Laws, nor are any of the Indemnitors aware of any basis for such lien, notice or action;

(d) There are no underground storage tanks or other underground storage receptacles (whether active or abandoned) for Hazardous Substances on the Property;

(e) Indemnitors have received no notice of, and to the best of Indemnitors’

present, actual knowledge, there exists no investigation, action, proceeding or claim by any agency, authority or unit of government or by any third party which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor do Indenmitors know of any basis for such investigation, action, proceeding or claim;

(f) Indenmitors have received no notice that, and to the best of Indemnitors’

present, actual knowledge, there has been no claim by any party that, any use, operation or condition of the Property has caused any nuisance, trespass or any other liability or adverse condition on any other property, nor do Indenmitors know of any basis for such a claim; and

(g) There are no present environmental conditions or events or, to the best of

Indemnitors’ present, actual knowledge, past environmental conditions or events on or near the Property that could be reasonably anticipated to materially adversely affect the value of the Property.

(3) Covenants of Indemnitors.

(a) Indemnitors shall keep or cause the Property to be kept free from

Hazardous Substances (except those substances used by Borrower, its agents, employees and contractors, and the tenants of the Property in the ordinary course of its business and in compliance with all Environmental Laws) and in compliance with all Environmental Laws, shall not install or use any underground storage tanks, shall expressly prohibit the use, generation, handling, storage, production, processing and disposal of Hazardous Substances by all tenants (except those substances used by Borrower, its agents, employees and contractors, and tenants in the ordinary course of their activities and in compliance with all Environmental Laws), and, without limiting the generality of the foregoing, during the term of this Agreement, shall not install in the Improvements or permit to be installed in the Improvements asbestos or any substance containing asbestos. If required by Lender or under any Environmental Law, Indemnitors shall maintain an Operations and Maintenance Program (“O&M Program”) for the management of asbestos, lead-based paint, radon or any other Hazardous Substances at the Property.

(b) Indenmitors shall promptly notify Lender should Indenmitors, or either of them, become aware of (i) any Release (as defined in Paragraph (1) herein) or threatened Release of Hazardous Substances at, on, under, or from the Property, or other potential environmental problem or liability, with respect to the Property, (ii) any lien of filing of a lien, action or notice affecting or otherwise threatening to affect the Property or Borrower resulting from any violation or alleged violation of the Environmental Laws, (iii) any investigation, inquiry or proceeding concerning Borrower or the Property pursuant to any Environmental Laws or otherwise relating to Hazardous Substances, or (iv) any occurrence, condition or state of facts which would render any representation or warranty contained in this Agreement incorrect in any material respect if made at the time of such discovery. Further, immediately upon receipt of the same, Indemnitors shall deliver to Lender copies of any and all orders, notices, permits, applications, reports, and other communications, documents and instruments pertaining to the actual, alleged or potential non-compliance with any Environmental Laws in connection with the Property or presence or existence of any Hazardous Substances at, on, about, under, within, near or in connection with the Property (except those substances used by Borrower, its agents, employees and contractors, and tenants in the ordinary course of their business activities and in compliance with all Environmental Laws). Indenmitors shall, promptly and when and as required, at Indemnities’ sole cost and expense, take all actions as shall be necessary or advisable for compliance with the terms of this Agreement or for the remediation of any and all portions of the Property or other affected property, including, without limitation, all investigative, monitoring, removal, containment, remedial and response actions in accordance with all applicable Environmental Laws (and in all events in a manner reasonably satisfactory to Lender), and shall further pay or cause to be paid, at no expense to Lender, all remediation, response, administrative and enforcement costs of applicable governmental agencies which may be asserted against the Property. In the event Indemnities fail to do so, Lender may take or cause to be taken, but shall have no obligation to take or cause to be taken, steps to remove, contain or remediate any Release (as defined in paragraph (1) herein) or threatened Release of Hazardous Substances at the Property or other affected property or otherwise to have the Property brought into conformance with Environmental Laws, and any reasonable cost incurred in connection therewith shall be included in Costs and shall be paid by Indemnities in accordance with the terms of Section 4(c) hereof. In furtherance of the foregoing, Indemnities hereby grant to Lender access to the Property and an irrevocable license to remove any items deemed by Lender to be Hazardous Substances (except as expressly permitted herein) and to do all things Lender shall reasonably deem necessary to bring the Property into conformance with Environmental Laws.

(c) Upon the request of Lender, at any time and from time to time after the occurrence of a default under this Agreement or the Loan Documents beyond any grace period applicable to such default or at such other time as Lender has reasonable grounds to believe that Hazardous Substances are or have been Released (as defined in paragraph (1) herein), stored or disposed of on or around the Property (except as expressly permitted herein) or that the Property may be in violation of the Environmental Laws, Indemnities shall provide, at Indemnities’ sole expense, an environmental site assessment or environmental compliance audit of the Property prepared by a hydrogeologist or environmental engineer or other appropriate consultant approved by Lender to determine whether there has been a Release or threatened Release of Hazardous Substances at, on, under or from the Property onto adjoining Property and if the Property is in full compliance with Environmental Laws (including asbestos containing materials or lead based paint). If Indemnities fail to provide such assessment or audit within thirty (30) days after such request, Lender may order the same, and Indemnities hereby grant to Lender access to the Property and an irrevocable license to undertake such assessment or audit. The cost of such assessment or audit shall be included in Costs and shall be paid by Indemnities in accordance with the terms of Section 4(c) hereof

(4) Indemnification Procedures.

(a) If any action shall be brought against Lender based upon any of the matters for which Lender is indemnified hereunder, Lender shall notify Indemnities in writing thereof and Indemnitors shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender and the negotiation of any settlement; provided, however, that any failure of Lender to notify Indemnitors of such matter shall not impair or reduce the obligations of Indemnitors hereunder. Lender shall have the right, at the expense of Indemnitors (which expense shall be included in Costs), to employ separate counsel in any such action and to participate in the defense thereof In the event Indemnitors shall fail to discharge or undertake to defend Lender against any claim, loss or liability for which Lender is indemnified hereunder, Lender may, at its sole option and election, defend or settle such claim, loss or liability. The liability of Indemnitors to Lender hereunder shall be conclusively established by such settlement, provided such settlement is made in good faith, the amount of such liability to include both the settlement consideration and the reasonable costs and expenses, including, without limitation reasonable attorneys’ fees and disbursements, incurred by Lender in effecting such settlement. In such event, such settlement consideration, costs and expenses shall be included in Costs and Indemnitors shall pay the same as hereinafter provided. Lender’s good faith in any such settlement shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender.

(b) Indemnitors shall not, without the prior written consent of Lender:

(i) settle or compromise any action, suit, proceeding or claim or consent to the entry of any judgment that does not include as an unconditional term thereof the delivery by the claimant or plaintiff to Lender of a full and complete written release of Lender (in form, scope and substance satisfactory to Lender in its sole discretion) from all liability in respect of such action, suit, proceeding or claim and a dismissal with prejudice of such action, suit, proceeding or claim; or
(ii) settle or compromise any action, suit, proceeding or claim in any manner that may adversely affect Lender or obligate Lender to pay any sum or perform any obligation as determined by Lender in its sole discretion.

(c) All Costs shall be immediately reimbursable to Lender when and as incurred and, in the event of any litigation, claim or other proceeding, without any requirement of waiting for the ultimate outcome of such litigation, claim or other proceeding, and Indemnitors shall pay to Lender any and all Costs within thirty (30) days after written notice from Lender itemizing the amounts thereof incurred to the date of such notice. In addition to any other remedy available for the failure of Indemnitors to periodically pay such Costs, such Costs, if not paid within said thirty-day period, shall bear interest at the Default Interest Rate (as defined in the Note).

(5) Reinstatement of Obligations. If at any time all or any part of any payment made by Indemnitors or received by Lender from Indemnitors under or with respect to this Agreement is or must be rescinded or returned for any reason whatsoever (including, but not limited to, the insolvency, bankruptcy or reorganization of either Indemnitor), then the obligations of Indemnitors hereunder shall, to the extent of the payment rescinded or returned, be deemed to have continued in existence, notwithstanding such previous payment made by Indemnitors, or receipt of payment by Lender, and the obligations of Indemnitors hereunder shall continue to be effective or be reinstated, as the case may be, as to such payment, all as though such previous payment by Indemnitors had never been made.

(6) Waivers by Indemnitors. To the extent permitted by law, Indemnitors hereby waive and agree not to assert or take advantage of:

(a) Any right to require Lender to proceed against any other person or to proceed against or exhaust any security held by Lender at any time or to pursue any other remedy in Lender’s power or under any other agreement before proceeding against Indemnitors hereunder;

(b) Any defense that may arise by reason of the incapacity, lack of authority,

death or disability of any other person or persons or the failure of Lender to file or enforce a claim against the estate (in administration, bankruptcy or any other proceeding) of any other person or persons;

(c) Demand, presentment for payment, notice of nonpayment, protest, notice of protest and all other notices of any kind, or the lack of any thereof, including, without limiting the generality of the foregoing, notice of the existence, creation or incurring of any new or additional indebtedness or obligation or of any action or non-action on the part of Lender, any endorser or creditor of either Indemnitor or any other person whomsoever under this or any other instrument in connection with any obligation or evidence of indebtedness held by Lender;

(d) Any defense based upon an election of remedies by Lender;

(e) Any right or claim of right to cause a marshalling of the assets of either

Indenmitor;

(f) Any duty on the part of Lender to disclose to Indemnitors any facts Lender may now or hereafter know about the Property, regardless of whether Lender has reason to believe that any such facts materially increase the risk beyond that which Indemnitors intend to assume or has reason to believe that such facts are unknown to Indemnitors or has a reasonable opportunity to communicate such facts to Indemnitors, it being understood and agreed that Indemnitors are fully responsible for being and keeping informed of the condition of the Property and of any and all circumstances bearing on the risk that liability may be incurred by Indemnities hereunder;

(g) Any lack of notice of disposition or of manner of disposition of any collateral for the Loan;

(h) Any invalidity, irregularity or unenforceability, in whole or in part, of any one or more of the Loan Documents;

(i) Any deficiencies in the collateral for the Loan or any deficiency in the ability of Lender to collect or to obtain performance from any persons or entities now or hereafter liable for the payment and performance of any obligation hereby guaranteed;

An assertion or claim that the automatic stay provided by 11 U.S.C. §362 (arising upon the voluntary or involuntary bankruptcy proceeding of Borrower) or any other stay provided under any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, shall operate or be interpreted to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any of its rights, whether now or hereafter required, which Lender may have against Guarantor or the collateral for the Loan;

(k) Any modifications of the Loan Documents or any obligation of Borrower relating to the Loan by operation of law or by action of any court, whether pursuant to the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, or otherwise; and

(1) Any action, occurrence, event or matter consented to by Indemnitors under

Section 7(h) hereof, under any other provision hereof, or otherwise.

(7)	General Provisions.

(a) Fully Recourse. All of the terms and provisions of this Agreement are recourse obligations of Indemnitors and not restricted by any limitation on personal liability.

(b) Unsecured Obligations. Indemnitors hereby acknowledge that Lender’s appraisal of the Property is such that Lender is not willing to accept the consequences of the inclusion of Indemnitors’ indemnity set forth herein among the obligations secured by the Deed of Trust and the other Loan Documents and that Lender would not make the Loan but for the unsecured personal liability undertaken by Indemnitors herein. Indemnitors further hereby acknowledge that even though the representations, warranties, covenants or agreements of Indemnitors contained herein may be identical or substantially similar to representations, warranties, covenants or agreements of Borrower set forth in the Deed of Trust and secured thereby, the obligations of Indemnitors under this Agreement are not secured by the lien of the Deed of Trust or the security interests or other collateral described in the Deed of Trust or the other Loan Documents, it being the intent of Lender to create separate obligations of Indemnitors hereunder which can be enforced against Indemnitors without regard to the existence of the Deed of Trust or other Loan Documents or the liens or security interests created therein.

(c) Survival. This Agreement shall be deemed to be continuing in nature and shall remain in full force and effect and shall survive the payment of the indebtedness evidenced and secured by the Loan Documents and the exercise of any remedy by Lender under the Deed of Trust or any of the other Loan Documents, including, without limitation, any foreclosure or deed in lieu thereof, even if, as a part of such remedy, the Loan is paid or satisfied in full, but only as to acts or omissions occurring prior to the payment of the indebtedness or exercise of Lender’s remedies.

(d) No Subrogation; No Recourse Against Lender. Notwithstanding the

satisfaction by Guarantor of any liability hereunder, Guarantor shall not have any right of subrogation, contribution, reimbursement or indemnity whatsoever or any right of recourse to or with respect to the assets or property of Borrower or to any collateral for the Loan. In connection with the foregoing, Guarantor expressly waives any and all rights of subrogation to Lender against Borrower, and Guarantor hereby waives any rights to enforce any remedy which Lender may have against Borrower and any right to participate in any collateral for the Loan. In addition to and without in any way limiting the foregoing, Guarantor hereby subordinates any and all indebtedness of Borrower now or hereafter owed to Guarantor to all indebtedness of Borrower to Lender, and agrees with Lender that Guarantor shall not demand or accept any payment of principal or interest from Borrower, shall not claim any offset or other reduction of Guarantor’s obligations hereunder because of any such indebtedness and shall not take any action to obtain any of the collateral from the Loan. Further, neither Indemnitor shall have any right of recourse against Lender by reason of any action Lender may take or omit to take under the provisions of this Agreement or under the provisions of any of the Loan Documents, except for Lender’s gross negligence or willful misconduct.

(e) Reservation of Rights. Nothing contained in this Agreement shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to contribution, which Lender may have against either Indemnitor or any other party under the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (codified at Title 42 U.S.C. §9601 et seq.), as it may be amended from time to time, or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

(f) Financial Statements. Each Indemnitor hereby agrees, as a material inducement to Lender to make the Loan to Borrower, to furnish to Lender promptly upon demand by Lender (but not more than once during any 12 month period, unless Borrower or any Indemnitor defaults at any time under the Loan Documents) current and dated financial statements, certified by or on behalf of each Indemnitor, detailing the assets and liabilities of said Indemnitor, in form and substance acceptable to Lender. Each Indemnitor hereby warrants and represents unto Lender that any and all balance sheets, net worth statements and other financial data which have heretofore been given or may hereafter be given to Lender with respect to said Indemnitor did or will at the time of such delivery fairly and accurately present the financial condition of said Indemnitor.

(g) Rights Cumulative; Payments. Lender’s rights under this Agreement shall be in addition to all rights of Lender under the Note, the Deed of Trust and the other Loan Documents. FURTHER, PAYMENTS MADE BY INDEMNITORS UNDER THIS AGREEMENT SHALL NOT REDUCE IN ANY RESPECT BORROWER’S OBLIGATIONS AND LIABILITIES UNDER THE NOTE, THE DEED OF TRUST AND THE OTHER LOAN DOCUMENTS.

(h) No Limitation on Liability. Indemnitors hereby consent and agree that

Lender may at any time and from time to time without further consent from Indemnitors do any of the following events, and the liability of Indemnitors under this Agreement shall be unconditional and absolute and shall in no way be impaired or limited by any of the following events, whether occurring with or without notice to Indemnitors or with or without consideration: (i) any extensions of time for performance required by any of the Loan Documents or extension or renewal of the Note; (ii) any sale, assignment or foreclosure of the Note, the Deed of Trust or any of the other Loan Documents or any sale or transfer of the Property; (iii) any change in the composition of Borrower, including, without limitation, the withdrawal or removal of Indemnities from any current or future position of ownership, management or control of Borrower; (iv) the accuracy or inaccuracy of the representations and warranties made by Indemnitors herein or by Borrower in any of the Loan Documents; (v) the release of Borrower or of any other person or entity from performance or observance of any of the agreements, covenants, terms or conditions contained in any of the Loan Documents by operation of law, Lender’s voluntary act or otherwise; (vi) the release or substitution in whole or in part of any security for the Loan; (vii) Lender’s failure to record the Deed of Trust or to file any financing statement (or Lender’s improper recording or filing thereof) or to otherwise perfect, protect, secure or insure any lien or security interest given as security for the Loan; (viii) the modification of the teens of any one or more of the Loan Documents; or (ix) the taking or failure to take any action of any type whatsoever. No such action which Lender shall take or fail to take in connection with the Loan Documents or any collateral for the Loan, nor any course of dealing with Borrower or any other person, shall limit, impair or release Indemnitors’ obligations hereunder, affect this Agreement in any way or afford Indemnities any recourse against Lender, except for such actions which arise from the gross negligence or willful misconduct of Lender. Nothing contained in this Section shall be construed to require Lender to take or refrain from taking any action referred to herein.

(i) Entire Agreement; Amendment; Severability. This Agreement contains the entire agreement between the parties respecting the matters herein set forth and supersedes
(except as to the Deed of Trust) all prior agreements, whether written or oral, between the parties respecting such matters. Any amendments or modifications hereto, in order to be effective, shall be in writing and executed by the parties hereto. A determination that any provision of this Agreement is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provision of this Agreement to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provision as it may apply to any other persons or circumstances.

(j) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF COLORADO, EXCEPT TO THE EXTENT THAT THE APPLICABILITY OF ANY OF SUCH LAWS MAY NOW OR HEREAFTER BE PREEMPTED BY FEDERAL LAW, IN WHICH CASE SUCH FEDERAL LAW SHALL SO GOVERN AND BE CONTROLLING.

(k) Binding Effect; Waiver of Acceptance. This Agreement shall bind each

Indemnitor and the heirs, personal representatives, successors and assigns of each Indemnitor and shall inure to the benefit of Lender and the officers, directors, shareholders, agents and employees of Lender and their respective heirs, successors and assigns. Notwithstanding the foregoing, Indemnitors shall not assign any of their respective rights or obligations under this Agreement without the prior written consent of Lender, which consent may be withheld by Lender in its sole discretion. Each Indemnitor hereby waives any acceptance of this Agreement by Lender, and this Agreement shall immediately be binding upon Indemnitors.

(1) Notice. All notices, demands, requests or other communications to be sent by one party to the other hereunder or required by law shall be given and become effective as provided in the Security Instrument, provided that the address of Indemnitor shall be as follows:

c/o Gibbons-White Incorporated 2305 Canyon Boulevard, Suite 200 Boulder, CO 80302 (for Borrower and W. Scott Reichenberg)	c/o The Colorado Group 3434 47th Street, Suite 220 Boulder, CO 80301 (for Neil Littmann)

(m) No Waiver; Time of Essence; Business Days. The failure of any party hereto to enforce any right or remedy hereunder, or to promptly enforce any such right or remedy, shall not constitute a waiver thereof nor give rise to any estoppel against such party nor excuse any of the parties hereto from their respective obligations hereunder. Any waiver of such right or remedy must be in writing and signed by the party to be bound. This Agreement is subject to enforcement at law or in equity, including actions for damages or specific performance. Time is of the essence hereof. The term “business day” as used herein shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

(n) Captions for Convenience. The captions and headings of the sections and paragraphs of this Agreement are for convenience of reference only and shall not be construed in interpreting the provisions hereof.

(o) Attorneys’ Fees. In the event it is necessary for Lender to retain the services of an attorney or any other consultants in order to enforce this Agreement, or any portion thereof, Indemnitors agree to pay to Lender any and all reasonable costs and expenses, including, without limitation, reasonable attorneys’ fees, incurred by Lender as a result thereof and such costs, fees and expenses shall be included in Costs.

(p) Successive Actions. A separate right of action hereunder shall arise each time Lender acquires knowledge of any matter indemnified by Indemnitors under this Agreement. Separate and successive actions may be brought hereunder to enforce any of the provisions hereof at any time and from time to time. No action hereunder shall preclude any subsequent action, and Indemnitors hereby waive and covenant not to assert any defense in the nature of splitting of causes of action or merger of judgments.

(q) Joint and Several Liability. Notwithstanding anything to the contrary contained herein, the representations, warranties, covenants and agreements made by Indemnitors herein, and the liability of Indemnitors hereunder, is joint and several both with respect to each other and with respect to any other indemnitors or obligors relative to the Loan or the Costs.

(r) Reliance. Lender would not make the Loan to Borrower without this

Agreement. Accordingly, Indemnitors intentionally and unconditionally enter into the covenants and agreements as set forth above and understand that, in reliance upon and in consideration of such covenants and agreements, the Loan shall be made and, as part and parcel thereof, specific monetary and other obligations have been, are being and shall be entered into which would not be made or entered into but for such reliance.

(s) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be effective only upon delivery and thereafter shall be deemed an original, and all of which shall be taken to be one and the same instrument, for the same effect as if all parties hereto had signed the same signature page. Any signature page of this Agreement may be detached from any counterpart of this Agreement without impairing the legal effect of any signatures thereon and may be attached to another counterpart of this Agreement identical in form hereto but having attached to it one or more additional signature pages.

(t) SUBMISSION TO JURISDICTION. INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (A) SUBMIT TO PERSONAL JURISDICTION IN THE STATE OF COLORADO OVER ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM OR RELATING TO THIS AGREEMENT, (B) AGREE THAT ANY SUCH ACTION, SUIT OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION PRESIDING OVER DOUGLAS COUNTY, COLORADO, (C) SUBMIT TO THE JURISDICTION OF SUCH COURTS, AND (D) TO THE FULLEST EXTENT PERMITTED BY LAW, AGREE THAT NEITHER OF THEM WILL BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM). TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, INDEMNITORS FURTHER CONSENT AND AGREE TO SERVICE OF ANY SUMMONS, CITATION, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, RETURN RECEIPT REQUESTED, POSTAGE PREPAID, TO THE INDEMNITORS AT THE ADDRESS FOR NOTICES DESCRIBED IN SECTION 7(1) HEREOF, AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

(u) Waiver by Indemnitors. Borrower and Guarantor covenant and agree that upon the commencement of a voluntary or involuntary bankruptcy proceeding by or against Borrower, neither Borrower nor Guarantor shall seek a supplemental stay or otherwise seek, pursuant to 11 U.S.C. §105 or any other provision of the Bankruptcy Reform Act of 1978, as amended, or any other debtor relief law (whether statutory, common law, case law, or otherwise) of any jurisdiction whatsoever, now or hereafter in effect, which may be or become applicable, to stay, interdict, condition, reduce or inhibit the ability of Lender to enforce any rights of Lender against Guarantor by virtue of this Agreement or otherwise.

(v) WAIVER OF JURY TRIAL. INDEMNITORS, TO THE FULL EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND

VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVE, RELINQUISH AND FOREVER FORGO THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO THIS AGREEMENT OR ANY CONDUCT, ACT OR OMISSION OF LENDER OR INDEMNITORS, OR ANY OF THEIR DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH LENDER OR INDEMNITORS IN CONNECTION WITH THE LOAN, IN EACH OF THE FOREGOING CASES, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

IN WITNESS WHEREOF, Indemnitors have executed this Agreement to be effective as of October 18, 2002.

BORROWER:

HRMED, LLC, a Colorado limited liability company

By: Neil Littmann
Name: Neil Littmann
Title: Manager

GUARANTORS:
/s/ William Scott Reichenberg
William Scott Reichenberg

/s/ Neil Littmann
Neil Littmann

STATE OF COLORADO COUNTY OF BOULDER	§ § §

This instrument was acknowledged before me on this 17th day of October, 2002, by Neil Littmann, as Manager of HRMED, LLC, a Colorado limited liability company on behalf of said company.

Given under my hand and seal of office the day and year last above written.

/s/ Kenneth Diamond
Kenneth Diamond
My Commission Expires: May 18, 2005

STATE OF COLORADO COUNTY OF BOULDER	§ § §

This instrument was acknowledged before me on this 17th day of October, 2002, by Neil Littmann.

Given under my hand and seal of office the day and year last above written.

/s/ Kenneth Diamond Kenneth Diamond
My Commission Expires: May 18, 2005
STATE OF COLORADO COUNTY OF BOULDER	§ § §

This instrument was acknowledged before me on this 17th day of October, 2002, by William Scott Reichenberg.

Given under my hand and seal of office the day and year last above written.

/s/ Kenneth Diamond
Kenneth Diamond
My Commission Expires: May 18, 2005